UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2021
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Morphic Holding, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38940	47-3878772
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Gatehouse Drive, A2
Waltham,	Massachusetts	02451
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (781) 996-0955
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MORF	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events
On July 9, 2021, Morphic Holding, Inc. (“Morphic”) announced positive topline results from its Phase 1 clinical trial for MORF-057 which were presented at the Congress of European Crohn’s and Colitis Organization (ECCO) 2021 Virtual Congress on July 9, 2021. The complete ePoster reported the full Phase 1 results, including data from an additional dose cohort from the MAD study and further pharmacokinetic endpoint data from a food effect study that were ongoing at the time of abstract submission

On July 9, 2021, Morphic issued a press release, a copy of which is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated July 9, 2021, issued by Morphic Holding, Inc.
104	The cover page on this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORPHIC HOLDING, INC.

Date: July 9, 2021	By:	/s/ Marc Schegerin
Marc Schegerin
Chief Financial Officer and Chief Operating Officer